Revenue from Contracts with Customers	6 Months Ended
Jun. 30, 2024
Revenue from Contracts with Customers
Revenue from Contracts with Customers

Note 4 - Revenue from Contracts with Customers

	Three Months Ended		Six Months Ended		Year Ended
	June 30,		June 30,		December 31,
(SEK in thousands)	2024	2023	2024	2023	2023
Type of goods or services
Product sales	520,907	260,632	803,437	447,571	1,087,418
Outlicensing of product	—	—	—	—	82,712
Royalty income	38,873	8,752	51,824	13,164	36,758
Total	559,780	269,384	855,261	460,735	1,206,888

Geographical markets
USA	493,356	259,238	771,632	444,931	1,075,829
Europe	18,836	10,146	35,697	15,804	39,614
Asia	47,588	—	47,932	—	91,445
Total	559,780	269,384	855,261	460,735	1,206,888

Net sales for the periods primarily originate from net sales of TARPEYO in the US, which amounted to SEK 493.4 million and SEK 259.2 million for the three months ended June 30, 2024 and 2023. For the six month ended June 30, 2024 and 2023, net sales of TARPEYO amounted to SEK 771.6 million and SEK 444.9 million, respectively. Royalty income from our partnerships amounted to SEK 38.9 million and SEK 8.8 million for the second quarter of 2024 and 2023. For the six months ended June 30, 2024 and 2023, royalty income amounted to SEK 51.8 million and SEK 13.2 million, respectively. For the second quarter and the six months ended June 30, 2024 and 2023, no milestones were recognized. For 2023, outlicensing of product consisted of milestone fees from Everest Medicines.

The total liability for expected returns and rebates amounts to SEK 48.1 million and SEK 46.1 million as of June 30, 2024 and 2023, respectively, which are recognized in other current liabilities.